                                                               EX-99.B(d)(1)(ii)

                AMENDED AND RESTATED FEE AND EXPENSE AGREEMENT


     THIS AMENDED AND RESTATED AGREEMENT is made as of this 7th day of August, 2001 and amends and restates the agreement made as of March 1, 2001 among Wells Fargo Funds Trust (the "Trust"), a Delaware business trust, for itself and on behalf of its series listed from time to time in Schedule A attached hereto (individually referred to as the "Fund" or collectively referred to as the "Funds"), Wells Fargo Core Trust, a Delaware business trust, and Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser"), a limited liability company organized under the laws of the State of Delaware.

     WHEREAS, each Trust is an open-end investment company registered under the Investment Company Act of 1940; and

     WHEREAS, Funds Management serves as investment adviser and/or administrator to each of the Funds pursuant to an investment advisory agreement (the "Investment Advisory Agreement") and/or an administration agreement (the "Administration Agreement");

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.  Limitation on Total Operating Expense Ratios. The Adviser hereby agrees
         --------------------------------------------
to waive any advisory fees payable to it under the Investment Advisory Agreement, waive any administration fees payable to it under the Administration Agreement, and/or reimburse other expenses of the Funds or a class to the extent necessary to maintain a total operating expense ratio for each class of each Fund that does not exceed its capped operating expense ratio (each, a "Capped Operating Expense Ratio") as set forth from time to time in Schedule A attached hereto (each, a "Commitment").

     2.  Application of the Commitments to Tiered Funds.  A Fund that invests in
         ----------------------------------------------
shares of a money market Fund need not attribute the money market Fund's fees to the investing Fund's operating expenses. A non-WealthBuilder Fund that invests in shares of a Wells Fargo Core Trust portfolio or in shares of a non-money market Fund shall attribute the portfolio's or non-money market Fund's fees to the investing Fund's operating expenses. A WealthBuilder Fund that invests in shares of a Wells Fargo Core Trust Portfolio or in shares of a non-money market Fund need not attribute the portfolio's or non-money market Fund's fees to the investing Fund's operating expenses.

     3.  Duration of the Commitments.
         ---------------------------

        (a)  Initial Waiver.  The parties agree that Funds Management will
             --------------
maintain the Capped Operating Expense Ratios until the expiration/renewal date specified in Schedule A (the "Expiration/Renewal Date").

        (b)  Automatic Renewal of the Commitments.  The parties agree that each
             ------------------------------------
Commitment will renew automatically for a period of one year from each anniversary of the Expiration/Renewal Date unless, prior to such anniversary date: (i) Funds Management provides notice to the Board of Trustees to the effect that it has elected not to renew a Commitment for a full year with respect to one or more specified Funds or classes; (ii) Funds Management provides notice to the Board of Trustees to the effect that it has elected to reduce a listed Capped Operating Expense Ratio with respect to one or more specified Funds or classes; and/or (iii) the Board of Trustees approves an increase to the listed Capped Operating Expense Ratio with respect to one or more specified Funds or classes. The notice referred to in subparagraphs (i) and
(ii), above, or in subparagraph (i) of Subsection 3(c), may take the form of presentation materials delivered to the Board of Trustees at or before a meeting of the Board, a presentation to the Board of Trustees at a meeting that is reflected in the minutes of such meeting, or written notice delivered to the Board of Trustees.

        (c)  Funds Management's Obligations Following Non-Renewal of a
             ---------------------------------------------------------
Commitment. Following any non-renewal of a Commitment with respect to one or
----------
more specified Funds or classes pursuant to Subsection 3(b), Funds Management will nevertheless maintain the listed Capped Operating Expense Ratio of the Fund or class until such time as: (i) Funds Management provides notice to the Board of Trustees that it is reinstating the Commitment with respect to the Fund or class at the same or a reduced Capped Operating Expense Ratio, in which case the provisions of Subsection 3(b) shall govern thereafter; (ii) the Board of Trustees approves an increase in the listed Capped Operating Expense Ratio, in which case the provisions of Subsection 3(d) shall govern; or (iii) the Board of Trustees approves the elimination of any obligation to maintain a specified ratio.

         (d)  Board Approval of an Increase in a Capped Operating Expense Ratio.
              -----------------------------------------------------------------
If the Board approves an increase in the listed Capped Operating Expense Ratio of a Fund or class, Funds Management's Commitment to maintain the higher Capped Operating Expenses Ratio will be governed by the renewal and non-renewal provisions of Subsection 3(b).

         (e)  Funds Management's Ability to Reduce a Capped Operating Expense
              ---------------------------------------------------------------
Ratio or Extend the Term of a Commitment. Notwithstanding any other provision of
----------------------------------------
this Agreement, Funds Management may reduce the Capped Operating Expense Ratio of a Fund or a class, or extend the term of the Commitment to maintain the Capped Operating Expense Ratio of a Fund or a class, without prior approval of the Board of Trustees. Funds Management shall inform the Board of Trustees of any action taken under this Subsection no later than the next regularly scheduled Board meeting. Unless Funds Management informs the Board that the reduced Capped Operating Expense Ratio will be governed by the renewal and non-renewal provisions of Subsection 3(b), the Capped Operating Expense Ratio of the Fund or class will revert to the Capped Operating Expense Ratio previously in effect at the next Expiration/Renewal Date.

     4.  Modification; Amendment.  No modification or amendment to this
         -----------------------
Agreement shall be binding unless in writing and executed by Funds Management, the Trust and, if affected thereby, Wells Fargo Core Trust. Notwithstanding the foregoing, the parties hereby agree that the Schedules may be amended or supplemented by having Funds Management, the Trust and, if affected thereby, Wells Fargo Core Trust execute updated Schedules, without having such action constitute a modification or amendment to this Agreement. Among other matters, the parties intend that: (a) Schedule A shall be updated to reflect any additional Funds or classes that are established from time to time by the Trust and as to which a Capped Operating Expense Ratio is established; (b) Schedule A shall be updated to reflect any increases to Capped Operating Expense Ratios that have been approved by the Board of Trustees or any reductions in Capped Operating Expense Ratios that have been implemented pursuant to the notice provisions of Subsections 3(b) or 3(c), or any reductions implemented by Funds Management pursuant to Subsection 3(e); (c) Schedule A shall be updated to reflect any term extensions implemented by Funds Management pursuant to Section 3(e); and (d) Schedule A shall designate any Funds or classes as to which a Commitment has not been renewed until (i) a Commitment is reinstated pursuant to Subsection 3(c) or 3(d), or (ii) the Board of Trustees approves the elimination of any obligation to maintain a specified ratio, at which time such Fund or class shall be moved to Schedule B.

     5.  Entire Agreement.  This Agreement supersedes the Fee and Expense
         ----------------
Agreement among Wells Fargo Funds Trust, Wells Fargo Core Trust and Wells Fargo Bank, N.A. dated March 1, 2001. This Agreement constitutes the entire agreement of the parties with respect to its subject matter. Each provision herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement. In addition, each provision herein shall be treated as separate and independent with respect to each Fund.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of August 7, 2001.


WELLS FARGO FUNDS TRUST, for itself and on     WELLS FARGO FUNDS MANAGEMENT, LLC
behalf of its series listed from time to time on the Schedules attached hereto

By  /s/ C. David Messman                       By  /s/ Andrew Owen
    ---------------------------                    ---------------------------
    C. David Messman                               Andrew Owen
    Secretary                                      Vice President


WELLS FARGO CORE TRUST

By  /s/ C. David Messman
    ----------------------------
    C. David Messman
    Secretary

                                   Schedule A
                                                         As of November 27, 2001

                            WELLS FARGO FUNDS TRUST
                        Capped Operating Expense Ratios

--------------------------------------------------------------------------------------------------------
Name of Fund/Class                           Capped Operating        Expiration/ Renewal
                                             Expense Ratio           Date
--------------------------------------------------------------------------------------------------------
Aggressive Balanced-Equity
     Institutional Class                            1.00%                  January 31
--------------------------------------------------------------------------------------------------------
Arizona Tax-Free
     Class A                                        0.77%                  October 31
     Class B                                        1.52%                  October 31
     Institutional Class                            0.60%                  October 31
--------------------------------------------------------------------------------------------------------
Asset Allocation/1/
     Class A                                        1.15%                  January 31
     Class B                                        1.90%                  January 31
     Class C                                        1.90%                  January 31
     Institutional Class                            0.95%                  January 31
--------------------------------------------------------------------------------------------------------
California Tax-Free
     Class A                                        0.77%                  October 31
     Class B                                        1.52%                  October 31
     Class C                                        1.52%                  October 31
     Institutional Class                            0.60%                  October 31
--------------------------------------------------------------------------------------------------------
California Limited Term Tax-Free
     Class A                                        0.75%                  October 31
     Institutional Class                            0.60%                  October 31
--------------------------------------------------------------------------------------------------------
California Tax-Free Money Market
     Class A                                        0.65%                  July 31
     Service Class                                  0.45%                  July 31
--------------------------------------------------------------------------------------------------------
California Tax-Free Money Market Trust              0.20%                  July 31
--------------------------------------------------------------------------------------------------------
Cash Investment Money Market
     Class Service/Admin.                           0.48%                  July 31
     Institutional Class                            0.25%                  July 31
--------------------------------------------------------------------------------------------------------
Colorado Tax-Free
     Class A                                        0.60%                  October 31
     Class B                                        1.35%                  October 31
     Institutional Class                            0.60%                  October 31
--------------------------------------------------------------------------------------------------------

___________________

/1/ The Commitments shown represent the capped operating expense ratios of each Class, effective February 1, 2002 until at least January 21, 2003. The current capped operating expense ratios for the Class A, Class B, Class C and institutional Class are 0.99%, 1.74%, 1.74%, and 1.00%, respectively.

--------------------------------------------------------------------------------------------------------
Name of Fund/Class                           Capped Operating        Expiration/ Renewal
                                             Expense Ratio           Date
--------------------------------------------------------------------------------------------------------
 Corporate Bond
     Class A                                        1.00%                  September 30
     Class B                                        1.75%                  September 30
     Class C                                        1.75%                  September 30
--------------------------------------------------------------------------------------------------------
Diversified Bond
     Institutional Class                            0.70%                  September 30
--------------------------------------------------------------------------------------------------------
Diversified Equity
     Class A                                        1.25%                  None/2/
     Class B                                        2.00%
     Class C                                        2.00%
     Institutional Class                            1.00%
--------------------------------------------------------------------------------------------------------
Diversified Small Cap
     Class A                                        1.40%                  January 31
     Class B                                        2.15%                  January 31
     Institutional Class                            1.20%                  January 31
--------------------------------------------------------------------------------------------------------
Equity Income
     Class A                                        1.10%                  January 31
     Class B                                        1.85%                  January 31
     Class C                                        1.85%                  January 31
     Institutional Class                            0.85%                  January 31
--------------------------------------------------------------------------------------------------------
Equity Index
     Class A                                        0.67%                  January 31
     Class B                                        1.41%                  January 31
     Class O                                        0.50%                  January 31
--------------------------------------------------------------------------------------------------------
Equity Value
     Class A                                        1.18%                 January 31
     Class B                                        1.93%                 January 31
     Class C                                        1.93%                 January 31
     Institutional Class                            1.00%                 January 31
--------------------------------------------------------------------------------------------------------
Government Institutional Money Market Fund          0.20%                 July 31
--------------------------------------------------------------------------------------------------------
Government Money Market
     Class A                                        0.75%                 July 31
     Service Class                                  0.50%                 July 31
--------------------------------------------------------------------------------------------------------
Growth
     Class A                                        1.12%                 January 31
     Class B                                        1.87%                 January 31
     Institutional Class                            1.00%                 January 31
--------------------------------------------------------------------------------------------------------


________________

/2/ The waiver commitments for this Fund are not subject to the automatic renewal provision of Section 3(b) of this Agreement. The capped operating expense ratio of each Class, however, may be increased only with the approval of the Board of Trustees.

--------------------------------------------------------------------------------------------------------
Name of Fund/Class                           Capped Operating        Expiration/ Renewal
                                             Expense Ratio           Date Growth Balanced
--------------------------------------------------------------------------------------------------------
Growth Balanced
     Class A                                    1.15%                 January 31
     Class B                                    1.90%                 January 31
     Class C                                    1.90%                 January 31
     Institutional Class                        0.93%                 January 31
--------------------------------------------------------------------------------------------------------
Growth Equity
     Class A                                    1.50%                 January 31
     Class B                                    2.25%                 January 31
     Class C                                    2.25%                 January 31
     Institutional Class                        1.25%                 January 31
--------------------------------------------------------------------------------------------------------
Income
     Class A                                    1.00%                 September 30
     Class B                                    1.75%                 September 30
     Institutional Class                        0.75%                 September 30
--------------------------------------------------------------------------------------------------------
Income Plus/3/
     Class A                                    1.10%                 September 30
     Class B                                    1.85%                 September 30
     Class C                                    1.85%                 September 30
--------------------------------------------------------------------------------------------------------
Index
     Institutional Class                        0.25%                 January 31
--------------------------------------------------------------------------------------------------------
Index Allocation /4/
     Class A                                    1.30%                 January 31
     Class B                                    2.05%                 January 31
     Class C                                    2.05%                 January 31
--------------------------------------------------------------------------------------------------------
Intermediate Government Income
     Class A                                    0.96%                 September 30
     Class B                                    1.71%                 September 30
     Class C                                    1.71%                 September 30
     Institutional Class                        0.68%                 September 30
--------------------------------------------------------------------------------------------------------
International
     Class A                                    1.75%                 January 31
     Class B                                    2.50%                 January 31
     Institutional Class                        1.50%                 January 31
--------------------------------------------------------------------------------------------------------

___________________

/3/ The Board has approved a reorganization of the Corporate Board Fund into the plus Fund subject to shareholder appeal. The Board also has approved a reduction in the net operating expense ratio until at least September 30, 2002, if the Reorganization is approved.

/4/ At the November 6, 2001 regular meeting, the Board approved extending the commitment to maintain these waver until at least January 31, 2003. These are the same as the capped operating expense ratio of each Class that currently are in effect until at least January 31, 2002.

--------------------------------------------------------------------------------------------------------
Name of Fund/Class                           Capped Operating        Expiration/ Renewal
                                             Expense Ratio           Date
--------------------------------------------------------------------------------------------------------
International Equity/5/
     Class A                                        1.75%                  January 31
     Class B                                        2.50%                  January 31
     Class C                                        2.50%                  January 31
     Institutional Class                            1.50%                  January 31
--------------------------------------------------------------------------------------------------------
Large Cap Appreciation/6/
     Class A                                        1.20%                  January 31
     Class B                                        1.95%                  January 31
     Class C                                        1.95%                  January 31
     Institutional Class                            0.95%                  January 31
--------------------------------------------------------------------------------------------------------
Large Company Growth
     Class A                                        1.20%                  January 31
     Class B                                        1.75%                  January 31
     Class C                                        1.75%                  January 31
     Institutional Class                            1.00%                  January 31
--------------------------------------------------------------------------------------------------------
Limited Term Government Income
     Class A                                        0.96%                  September 30
     Class B                                        1.71%                  September 30
     Institutional Class                            0.68%                  September 30
--------------------------------------------------------------------------------------------------------
Mid Cap Growth
     Class A                                        1.40%                  January 31
     Class B                                        2.15%                  January 31
     Class C                                        2.15%                  January 31
--------------------------------------------------------------------------------------------------------
Minnesota Tax-Free
     Class A                                        0.60%                  October 31
     Class B                                        1.35%                  October 31
     Institutional Class                            0.60%                  October 31
--------------------------------------------------------------------------------------------------------
Moderate Balanced
     Institutional Class                            0.88%                  January 31
--------------------------------------------------------------------------------------------------------
Money Market
     Class A                                        0.76%                  July 31
     Class S/B                                      1.51%                  July 31
--------------------------------------------------------------------------------------------------------
Money Market Trust                                  0.20%                  July 31
--------------------------------------------------------------------------------------------------------

_____________________________

/5/ The Board has approved a reorganization of the International Fund into Equity Fund, subject to shareholder approval. The Board also has approved a reduction in the net operating expense ratio of the International Equity Fund by 0.05% and to maintain this reduced net operating expense ratio until at least January 31, 2003, if the Reorganization is approved.

/6/ Initial Commitment extends for one year from the effectiveness of the initial proposals. Thereafter, the Expiration/Renewal Date is January 31.

--------------------------------------------------------------------------------------------------------
Name of Fund/Class                           Capped Operating        Expiration/ Renewal
                                             Expense Ratio           Date
--------------------------------------------------------------------------------------------------------
National Tax-Free
     Class A                                        0.80%                  October 31
     Class B                                        1.55%                  October 31
     Class C                                        1.55%                  October 31
     Institutional Class                            0.60%                  October 31
--------------------------------------------------------------------------------------------------------
National Limited Term Tax-Free
     Institutional Class                            0.60%                  October 31
--------------------------------------------------------------------------------------------------------
National Tax-Free Money Market
     Class A                                        0.65%                  July 31
--------------------------------------------------------------------------------------------------------
National Tax-Free Institutional Money Market
     Class Service                                  0.45%                  July 31
     Institutional Class                            0.30%                  July 31
--------------------------------------------------------------------------------------------------------
National Tax-Free Money Market Trust                0.20%                  July 31
--------------------------------------------------------------------------------------------------------
Nebraska Tax-Free Fund
     Institutional Class                            0.83%                  October 31
--------------------------------------------------------------------------------------------------------
Oregon Tax-Free
     Class A                                        0.77%                  October 31
     Class B                                        1.52%                  October 31
     Institutional Class                            0.60%                  October 31
--------------------------------------------------------------------------------------------------------
OTC Growth Fund
     Class O                                        1.30%                  January 31
--------------------------------------------------------------------------------------------------------
Overland Express Sweep                              1.25%                  July 31
--------------------------------------------------------------------------------------------------------
Outlook Today/7/
     Class A                                        1.30%                  June 30
     Class B                                        1.80%                  June 30
     Class C                                        1.80%                  June 30
     Institutional Class                            1.00%                  June 30
--------------------------------------------------------------------------------------------------------
Outlook 2010/7/
     Class A                                        1.30%                  June 30
     Class B                                        1.80%                  June 30
     Class C                                        1.80%                  June 30
     Institutional Class                            1.00%                  June 30
--------------------------------------------------------------------------------------------------------

__________________________________

/7/ The Board approved extending the term of the Commitment of all Classes of each Outlook Fund until June 30, 2003. The Commitments shown represent the capped operating expense ratios of each Class since the shareholders approved new advisory arrangements in October 2001. The Capped Operating Expense Ratio of the Class B and Class C shares are expected to increase to 2.05% after June 30, 2003.

--------------------------------------------------------------------------------------------------------
Name of Fund/Class                           Capped Operating        Expiration/ Renewal
                                             Expense Ratio           Date
--------------------------------------------------------------------------------------------------------
Outlook 2020/7/
     Class A                                        1.30%                  June 30
     Class B                                        1.80%                  June 30
     Class C                                        1.80%                  June 30
     Institutional Class                            1.00%                  June 30
--------------------------------------------------------------------------------------------------------
Outlook 2030/7/
     Class A                                        1.30%                  June 30
     Class B                                        1.80%                  June 30
     Class C                                        1.80%                  June 30
     Institutional Class                            1.00%                  June 30
--------------------------------------------------------------------------------------------------------
Outlook 2040/7/
     Class A                                        1.30%                  June 30
     Class B                                        1.80%                  June 30
     Class C                                        1.80%                  June 30
     Institutional Class                            1.00%                  June 30
--------------------------------------------------------------------------------------------------------
Prime Investment Institutional
Money Market                                        0.20%                  July 31
--------------------------------------------------------------------------------------------------------
Prime Investment Money Market
     Class Service                                  0.55%                  July 31
--------------------------------------------------------------------------------------------------------
Small Cap Opportunities/8/
     Class A                                        1.40%                  January 31
     Class B                                        2.15%                  January 31
     Institutional Class                            1.25%                  January 31
--------------------------------------------------------------------------------------------------------
Small Cap Growth
     Class A                                        1.40%                  January 31
     Class B                                        2.15%                  January 31
     Class C                                        2.15%                  January 31
     Institutional Class                            1.20%                  January 31
--------------------------------------------------------------------------------------------------------

______________________

/7/ The Board approved extending the term of the Commitments of all of the Classes of each Outlook Fund until June 30, 2003. The Commitments shown represent the capped operating expense ratios of each Class since the shareholders approved new advisory arrangements in October 2001. The Capped Operating Expense Ratios of the Class B and Class C shares are expected to increase to 2.05% after June 30, 2003.

/8/ The Board has approved a proposed reorganization of the Small Cap Value Fund into the Small Cap Opportunities Fund. The Board also approved extending the commitment to maintain the net operating expense ratio until at least January 31, 2003, if the Reorganization is approved.

--------------------------------------------------------------------------------------------------------
Name of Fund/Class                                      Capped Operating        Expiration/ Renewal
                                                        Expense Ratio                Date
--------------------------------------------------------------------------------------------------------
Small Cap Value
     Institutional Class                                       1.25%                 January 31
--------------------------------------------------------------------------------------------------------
Small Company Growth
     Institutional Class                                       1.25%                 January 31
--------------------------------------------------------------------------------------------------------
Small Company Value
     Class A                                                   1.40%                 January 31
     Class B                                                   2.15%                 January 31
     Institutional Class                                       1.25%                 January 31
--------------------------------------------------------------------------------------------------------
Specialized Health Sciences
     Class A                                                   1.65%                 January 31
     Class B                                                   2.40%                 January 31
     Class C                                                   2.40%                 January 31
--------------------------------------------------------------------------------------------------------
Specialized Technology
     Class A                                                   1.75%                 January 31
     Class B                                                   2.50%                 January 31
     Class C                                                   2.50%                 January 31
--------------------------------------------------------------------------------------------------------
Stable Income
     Class A                                                   0.90%                 September 30
     Class B                                                   1.65%                 September 30
     Institutional Class                                       0.65%                 September 30
--------------------------------------------------------------------------------------------------------
Strategic Income
     Institutional Class                                       0.80%                 January 31
--------------------------------------------------------------------------------------------------------
Tactical Maturity Bond Fund
     Institutional Class                                       0.60%                 September 30
--------------------------------------------------------------------------------------------------------
Treasury Plus Money Market
     Class A                                                   0.65%                 July 31
--------------------------------------------------------------------------------------------------------
Treasury Plus Institutional Money Market
     Class Service                                             0.46%                 July 31
     Institutional Class                                       0.25%                 July 31
--------------------------------------------------------------------------------------------------------
WealthBuilder Growth                                           1.25%                 September 30
--------------------------------------------------------------------------------------------------------
WealthBuilder Growth & Income                                  1.25%                 September 30
--------------------------------------------------------------------------------------------------------
WealthBuilder Growth Balanced                                  1.25%                 September 30
--------------------------------------------------------------------------------------------------------
Wells Fargo SIFE Specialized Financial Services
Fund/9/
Class A                                                        1.35%                 January 31
Class B                                                        2.10%                 January 31
Class C                                                        2.10%                 January 31
--------------------------------------------------------------------------------------------------------


______________________________

/9/ Initial Commitment extends from two years from the commencement of operations of the Fund. Thereafter, the Expiration/Renewal Date is January 31.

--------------------------------------------------------------------------------------------------------
Name of Fund/Class                                      Capped Operating        Expiration/ Renewal
                                                        Expense Ratio                Date
--------------------------------------------------------------------------------------------------------
100% Treasury Institutional Money Market                       0.20%                      July 31
--------------------------------------------------------------------------------------------------------
100% Treasury Money Market
     Class A                                                   0.65%                      July 31
     Service Class                                             0.46%                      July 31
--------------------------------------------------------------------------------------------------------

                                   Schedule B
                                                          As of November 27 2001

                            WELLS FARGO FUNDS TRUST
                 Not Subject to Capped Operating Expense Ratios

-------------------------------------------------------------------
Name of Fund/Class                                Date of Removal
                                                  from Schedule A
-------------------------------------------------------------------
-------------------------------------------------------------------

-------------------------------------------------------------------

                                      B-1